FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
                       ANNOUNCES RECORD EARNINGS FOR 2004
                       ----------------------------------

January 25, 2005

         William W. Davis, Jr. President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced record earnings for the year ended December 31, 2004 of $5,010,000, which represented an increase of 7.7% over the $4,653,000 earned in the similar period of 2003. Earnings per share on a fully diluted basis were $1.85 in 2004 compared to $1.75 in 2003. The return on average assets for the year was 1.27% with a return on average equity of 11.39%. Earnings for three months ended December 31, 2004 were $1,363,000, which is an 11.1% increase over the similar period in 2003. Earnings per share (diluted) for the most recent quarter were $.50 per share, with a return on assets (ROA) of 1.33% and return on equity (ROE) of 11.98%. These measures of profitability all compare favorably with the fourth quarter of 2003 in which the Company earned $.46 per share (diluted) with an ROA of 1.25% and ROE of 11.60%.

         Total assets as of December 31, 2004 were $411.6 million, with loans receivable of $254.8 million, deposits of $318.6 million and stockholders' equity of $45.7 million. Total assets have increased $24.1 million when compared to December 31, 2003. Loans receivable increased $21 million or 9.0% from December 31, 2003. The growth was principally due to strong commercial real estate activity, and residential real estate, primarily home equity lending. The growth in these portfolios was partially offset by the continued planned decline in indirect automobile lending, as the Company continues to focus more on real estate lending through its branch network.

         The Company's asset quality ratios remain excellent. As of December 31, 2004 non-performing loans totaled $67,000, or .03% of total loans, improving from $143,000 or .06% as of December 31, 2003. The Company reduced the provision for loan losses for the fourth quarter and the year 2004, as a result of the decrease in non-performing loans, as well as a lower level of net charge-offs.

         Net interest income on a fully taxable equivalent basis (fte) totaled $3,795,000 for the three months ended December 31, 2004, which is an increase of $166,000 or 4.6% over the similar period in 2003. The net interest margin for the current quarter was 3.93% compared to 3.92% for the similar period in 2003. For the year, net interest income (fte) totaled $14,653,000, an increase of 5.1% over 2003. The net interest margin for 2004 increased 5 basis points to 3.91%. This was a result of the increase in short-term interest rates in 2004 and an improvement in asset mix, as the Company had more loans on the balance sheet in 2004.

      Other income, excluding gains on sales of securities, for the three months ended December 31, 2004 was $829,000 compared to $648,000 in the similar period of 2003. The increase was principally due to the many customers using the new Overdraft Manager Service, as well as revenue from the new title insurance company. Other income for the year, excluding gains on sales of securities, totaled $3,088,000 compared to $2,801,000 in

2003. Gains on sales of securities was much lower for the year ended December 31, 2004, at $458,000 decreasing from $692,000 for the similar period in 2003.


         Other expenses for the three months ended December 31, 2004 totaled $2,542,000, an increase of 3.8% over the prior year. For the year, expenses totaled $10,090,000, an increase of 2.9% over the prior year. The Company liquidated its final leased vehicles in September 2004, and is now completely out of the automobile leasing business.

         During the fourth quarter, Ralph Matergia joined the Norwood and Wayne Bank Board of Directors. Mr. Matergia brings to the Board a wide range of business experience as well as legal expertise and an in-depth knowledge of Monroe County. He has been an attorney in the Monroe County area for over 25 years and is the founding partner of the law firm, Matergia and Dunn. Mr. Matergia will also continue to serve on Wayne Bank's Monroe County Advisory Board.

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq National Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com
          -------------

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)

                                                               December 31
                                                         ----------------------
                                                            2004         2003
                                                         ---------    ---------
                                                        (unaudited)
ASSETS
  Cash and due from banks                                $   7,488    $   9,110
  Interest bearing deposits with banks                         118           64
  Federal funds sold                                        13,060            -
                                                         ---------    ---------
          Cash and cash equivalents                         20,666        9,174

  Securities available for sale                            116,933      124,823
  Securities held to maturity, fair value 2004: $5,878
     2003: $5,975                                            5,724        5,748
  Loans receivable (net of unearned Income)                254,757      233,733
  Less: Allowance for loan losses                            3,448        3,267
                                                         ---------    ---------
          Net loans receivable                             251,309      230,466
  Investment in FHLB Stock                                   2,225        2,002
  Bank premises and equipment,net                            5,489        5,596
  Accrued interest receivable                                1,641        1,783
  Other assets                                               7,639        7,891
                                                         ---------    ---------
          TOTAL ASSETS                                   $ 411,626    $ 387,483
                                                         =========    =========

LIABILITIES
  Deposits:
    Non-interest bearing demand                          $  44,450    $  39,517
    Interest-bearing                                       274,195      267,152
                                                         ---------    ---------
          Total deposits                                   318,645      306,669
  Short-term borrowings                                     22,982       12,859
  Long-term debt                                            23,000       23,000
  Accrued interest payable                                   1,200        1,309
  Other liabilities                                            114          815
                                                         ---------    ---------
          TOTAL LIABILITIES                                365,941      344,652

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value,
     authorized 10,000,000 shares issued:
     2,705,715 shares                                          270          270
  Surplus                                                    5,336        4,933
  Retained earnings                                         40,222       37,042
  Treasury stock, at cost: 2004:  8,913 shares,
     2003: 21,318 shares                                      (149)        (295)
  Unearned ESOP Shares                                        (327)        (550)
  Accumulated other comprehensive income                       333        1,431
                                                         ---------    ---------
           TOTAL STOCKHOLDERS' EQUITY                       45,685       42,831
                                                         ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                    $ 411,626    $ 387,483
                                                         =========    =========

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)

                                                  Three Months Ended December 31         Year ended December 31
                                                  ------------------------------      -------------------------
                                                        2004          2003               2004            2003
                                                     --------------------------       -------------------------
                                                   (unaudited)    (unaudited)         (unaudited)
INTEREST INCOME
    Loans receivable, including fees                  $ 3,908        $ 3,653             $14,794        $14,506
    Securities                                            987          1,183               4,142          4,744
    Other                                                  45              8                  70             95
                                                      -------        -------             -------        -------
         Total Interest income                          4,940          4,844              19,006         19,345

INTEREST EXPENSE
    Deposits                                              927            997               3,555          4,638
    Short-term borrowings                                  48             26                 151             99
    Long-term debt                                        324            324               1,288          1,286
                                                      -------        -------             -------        -------
         Total Interest expense                         1,299          1,347               4,994          6,023
                                                      -------        -------             -------        -------
NET INTEREST INCOME                                     3,641          3,497              14,012         13,322
PROVISION FOR LOAN LOSSES                                  65            165                 455            660
                                                      -------        -------             -------        -------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES     3,576          3,332              13,557         12,662

OTHER INCOME
    Service charges and fees                              633            455               2,122          1,846
    Income from fiduciary activities                       63             61                 301            250
    Net realized gains on sales of securities             145            150                 458            692
    Gains on sale of loans                                  4              -                  67            192
    Other                                                 129            132                 598            513
                                                      -------        -------             -------        -------
         Total other income                               974            798               3,546          3,493

OTHER EXPENSES
    Salaries and  employee benefits                     1,293          1,235               5,133          4,916
    Occupancy, furniture and equipment, net               330            340               1,355          1,401
    Data processing related                               147            134                 598            549
    Losses on lease residuals                               -             25                  90             50
    Taxes, other than income                               91             89                 276            256
    Professional Fees                                      90             82                 323            277
    Other                                                 591            545               2,315          2,359
                                                      -------        -------             -------        -------
         Total other expenses                           2,542          2,450              10,090          9,808

INCOME BEFORE TAX                                       2,008          1,680               7,013          6,347
INCOME TAX EXPENSE                                        645            453               2,003          1,694
                                                      -------        -------             -------        -------
NET INCOME                                            $ 1,363        $ 1,227             $ 5,010        $ 4,653
                                                      =======        =======             =======        =======

Basic earnings per share                              $  0.51        $  0.47             $  1.89        $  1.79
                                                      =======        =======             =======        =======

Diluted earnings per share                            $  0.50        $  0.46             $  1.85        $  1.75
                                                      =======        =======             =======        =======

Cash dividends per share                              $  0.18        $  0.17             $  0.69        $  0.65
                                                      =======        =======             =======        =======

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended December 31                           2004          2003
------------------------------                      ------------ --------------

Net interest income                                 $     3,641  $       3,497
Net income                                                1,363          1,227

Net interest spread (fully taxable equivalent)             3.60%          3.61%
Net interest margin (fully taxable equivalent)             3.93%          3.92%
Return on average assets                                   1.33%          1.25%
Return on average equity                                  11.98%         11.60%
Basic  earnings per share                           $      0.51  $        0.47
Diluted earnings per share                                 0.50           0.46

For the Year Ended December 31
------------------------------

Net interest income                                 $    14,012  $      13,322
Net income                                                5,010          4,653

Net interest spread (fully taxable equivalent)             3.60%          3.51%
Net interest margin (fully taxable equivalent)             3.91%          3.86%
Return on average assets                                   1.27%          1.22%
Return on average equity                                  11.39%         11.24%
Basic  earnings per share                           $      1.89  $        1.79
Diluted earnings per share                                 1.85           1.75

As of December 31
-----------------

Total Assets                                        $   411,626  $     387,483
Total Loans receivable                                  254,757        233,733
Allowance for loan  losses                                3,448          3,267
Total deposits                                          318,645        306,669
Stockholders' equity                                     45,685         42,831
Trust Assets  under management                           83,397         73,991

Book value per share                                $     16.95  $       15.96
Equity to total assets                                    11.10%         11.05%
Allowance to total loans receivable                        1.35%          1.40%
Nonperforming loans to total loans                         0.03%          0.06%

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                31-Dec     30-Sep     30-Jun     31-Mar     31-Dec
                                                  2004       2004       2004       2004       2003
                                              --------   --------   --------   --------   --------
ASSETS
  Cash and due from banks                     $  7,488   $ 10,290   $  9,651   $  8,272   $  9,110
  Interest bearing deposits with banks             118        101         83        186         64
  Federal funds sold                            13,060        610      7,875      6,375          -
                                              --------   --------   --------   --------   --------
        Cash and cash equivalents               20,666     11,001     17,609     14,833      9,174

  Securities available for sale                116,933    111,100    116,484    116,431    124,823
  Securities held to maturity                    5,724      5,720      5,718      5,750      5,748
  Loans receivable (net of unearned Income)    254,757    256,919    246,220    233,587    233,733
  Less: Allowance for loan losses                3,448      3,418      3,362      3,302      3,267
                                              --------   --------   --------   --------   --------
        Net loans receivable                   251,309    253,501    242,858    230,285    230,466
  Investment in FHLB stock                       2,225      2,183      1,976      1,834      2,002
  Bank premises and equipment, net               5,489      5,602      5,559      5,556      5,596
  Foreclosed real estate                             -          -          -         22          -
  Other assets                                   9,280      9,466      9,719      9,183      9,674
                                              --------   --------   --------   --------   --------
          TOTAL ASSETS                        $411,626   $398,573   $399,923   $383,894   $387,483
                                              ========   ========   ========   ========   ========

LIABILITIES
  Deposits:
     Non-interest bearing demand              $ 44,450   $ 51,752   $ 50,592   $ 40,645   $ 39,517
     Interest- bearing deposits                274,195    266,193    267,407    264,795    267,152
                                              --------   --------   --------   --------   --------
          Total deposits                       318,645    317,945    317,999    305,440    306,669
  Other borrowings                              45,982     34,194     38,040     32,076     35,859
  Other liabilities                              1,314      1,644      1,106      2,332      2,124
                                              --------   --------   --------   --------   --------
          TOTAL LIABILITIES                    365,941    353,783    357,145    339,848    344,652

STOCKHOLDERS' EQUITY                            45,685     44,790     42,778     44,046     42,831
                                              --------   --------   --------   --------   --------
          TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY              $411,626   $398,573   $399,923   $383,894   $387,483
                                              ========   ========   ========   ========   ========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                31-Dec    30-Sep    30-Jun    31-Mar    31-Dec
Three months ended                                2004      2004      2004      2004      2003
                                                ------    ------    ------    ------    ------
INTEREST INCOME
    Loans receivable, including fees            $3,908    $3,770    $3,564    $3,552    $3,653
    Securities                                     987     1,004     1,021     1,130     1,183
    Other                                           45         8        10         7         8
                                                ------    ------    ------    ------    ------
         Total Interest income                   4,940     4,782     4,595     4,689     4,844

INTEREST EXPENSE
    Deposits                                       927       858       862       908       997
    Borrowings                                     372       366       353       348       350
                                                ------    ------    ------    ------    ------
        Total Interest expense                   1,299     1,224     1,215     1,256     1,347
NET INTEREST INCOME                              3,641     3,558     3,380     3,433     3,497
PROVISION FOR LOAN LOSSES                           65       100       165       125       165
                                                ------    ------    ------    ------    ------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                             3,576     3,458     3,215     3,308     3,332

OTHER INCOME
    Service charges and fees                       633       575       473       441       455
    Income from fiduciary activities                63        83        69        86        61
    Net realized gains on sales of securities      145        51        84       178       150
    Gains on sale of loans                           4         1         5        57         -
    Other                                          129       161       131       177       132
                                                ------    ------    ------    ------    ------
           Total other income                      974       871       762       939       798

OTHER EXPENSES
    Salaries and  employee benefits              1,293     1,276     1,262     1,302     1,235
    Occupancy, furniture and equipment, net        330       335       338       352       340
    Losses on lease residuals                        -         -         -        90        25
    Other                                          919       898       844       851       850
                                                ------    ------    ------    ------    ------
             Total other expenses                2,542     2,509     2,444     2,595     2,450

INCOME BEFORE TAX                                2,008     1,820     1,533     1,652     1,680
INCOME TAX EXPENSE                                 645       500       406       452       453
                                                ------    ------    ------    ------    ------
NET INCOME                                      $1,363    $1,320    $1,127    $1,200    $1,227
                                                ======    ======    ======    ======    ======

Basic  earnings per share                       $ 0.51    $ 0.50    $ 0.43    $ 0.46    $ 0.47
                                                ======    ======    ======    ======    ======

Diluted earnings per share                      $ 0.50    $ 0.49    $ 0.42    $ 0.45    $ 0.46
                                                ======    ======    ======    ======    ======

Book Value per share                            $16.95    $16.63    $15.89    $16.40    $15.96

Return on average equity                         11.98%    12.01%    10.44%    11.08%    11.60%
Return on average assets                          1.33%     1.32%     1.16%     1.26%     1.25%

Net interest spread                               3.60%     3.60%     3.52%     3.65%     3.61%
Net interest margin                               3.93%     3.93%     3.84%     3.95%     3.92%

Allowance for loan losses to total loans          1.35%     1.33%     1.37%     1.41%     1.40%
Net charge-offs to average loans (annualized)     0.05%     0.07%     0.17%     0.16%     0.29%
Nonperforming loans to total loans                0.03%     0.03%     0.12%     0.03%     0.06%
Nonperforming assets to toal assets               0.02%     0.02%     0.07%     0.03%     0.04%